UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2021

ORGANOVO HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35996	27-1488943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Stevens Avenue, Suite 200

Solana Beach, CA 92075

(Address of Principal Executive Offices) (Zip Code)

(858) 224-1000

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	ONVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

Adjournment of Meeting

On September 14, 2021, Organovo Holdings, Inc. (the “Company”) commenced the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), as previously scheduled for Tuesday, September 14, 2021 at 9:00 a.m. (Pacific Daylight Time), and adjourned the Annual Meeting without any business being conducted until to 9:00 a.m. (Pacific Daylight Time) on Tuesday, October 5, 2021, due to lack of a quorum. The Annual Meeting was adjourned to allow the Company’s stockholders additional time to vote on the proposals described in the Company’s proxy statement for the Annual Meeting.

Stockholders will be able to attend the reconvened Annual Meeting virtually at www.virtualshareholdermeeting.com/ONVO2021. Stockholders who have already voted do not need to recast their votes. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked. During the period of the adjournment, the Company continues to solicit votes from its stockholders with respect to the proposals for the Annual Meeting. The Company encourages all stockholders who have not yet voted to do so before Monday, October 4, 2021 at 11:59 p.m., Eastern Time.

The close of business on July 19, 2021 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting.

On September 17, 2021, the Company issued a press release announcing the adjournment of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Supplemental Disclosures to the Proxy Statement

On August 5, 2021, the Company filed with the Securities and Exchange Commission a definitive proxy statement (the “Original Filing”) in connection with the solicitation of proxies by the Company for the Annual Meeting and filed a supplement to the Original Filing on August 31, 2021 (the “Supplement” and the Original Filing, as amended by the Supplement, the “Proxy Statement”).

This Current Report on Form 8-K (this “Form 8-K”) is being filed to update and supplement the Proxy Statement. The information contained in this Form 8-K amends and is incorporated by reference into the Proxy Statement. Terms used in this Form 8-K but not otherwise defined shall have the meanings ascribed to such terms in the Proxy Statement. Except as specifically supplemented or amended by the information contained in this Form 8-K, all information in the Proxy Statement remains accurate and should be considered in voting your shares.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 17, 2021, announcing adjournment of the Annual Meeting.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2021	ORGANOVO HOLDINGS, INC.

	By:	/s/ Keith Murphy
Keith Murphy
Executive Chairman